UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant  ☒                                  Filed by a party other than the registrant  ☐

Check the appropriate box:

☐	Preliminary proxy statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive proxy statement

☒	Definitive additional materials

☐	Soliciting material pursuant to Rule 14a-12

RUSSELL INVESTMENT COMPANY

(Name of Registrant as Specified in its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1.	Title of each class of securities to which transaction applies:
	2.	Aggregate number of securities to which transaction applies:
	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	4.	Proposed maximum aggregate value of transaction:
	5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1.	Amount previously paid:
	2.	Form, Schedule or Registration Statement No:
	3.	Filing party:
	4.	Date Filed:

Russell Investment Company / Russell Exchange Traded Funds Trust

Answering Machine Messages

Meeting Date: November 3, 2014

Toll Free #: (844) 253-1478

AUTOMATED ANSWERING MACHINE MESSAGE

Hello, we are calling with an important message on behalf of Russell Investment Company [or Russell Exchange Traded Funds Trust]. You should have received proxy materials in the mail concerning the Special Meeting of Shareholders to be held on November 3, 2014.

Your participation is very important. To vote over the telephone, call toll-free at 1-844-253-1478 and a proxy voting specialist will assist you with voting your shares. Specialists are available Monday through Friday, 9am to 6pm Eastern Time. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.

Russell Investments

Inbound Closed, Call In Queue

and End of Campaign Script

Meeting Date: November 3, 2014

Toll Free #: (844) 253-1478

INBOUND — CLOSED MESSAGE:

“Thank you for calling the BFDS Proxy Line on behalf of Russell Investments. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 9:00 AM to 6:00 PM. Eastern Time. Thank you.”

INBOUND — CALL IN QUEUE MESSAGE:

“Thank you for calling the BFDS Proxy Line on behalf of Russell Investments. Our proxy specialists are currently assisting other shareholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.”

END OF CAMPAIGN MESSAGE:

“Thank you for calling the BFDS Proxy Line on behalf of Russell Investments. The Special Meeting of Shareholders has been held and as a result, this toll free number is no longer in service for proxy related shareholder calls.

If you have questions about your Russell Investments account, please contact your Financial Advisor or call Russell Investments directly at 1-800-787-7354. Thank you for investing with Russell Investments.

Russell Investments

Inbound Script

Meeting Date: November 3, 2014

Toll Free #: (844) 253-1478

Greeting:

Hello, thank you for calling Russell Investments proxy information line. My name is                     , may I have your name please?

Thank you Mr./Ms.                     . Are you calling regarding the upcoming Special Shareholder meeting?

IF YES:

The Board of Trustees recommends a vote “FOR” the proposal(s).

Would you like to vote along with the recommendations of your Board?

If Yes: Thank you. For the record, would you please state your full name and mailing address?

Again, my name is                     , a proxy voting specialist on behalf of Russell Investments.

Today’s date is                      and the time is                      Eastern Time.

Mr./Ms.                     , I have recorded your [FOR] vote, in accordance with the Board’s recommendation with respect to the proposals as set forth in the proxy materials you received and we will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling 1-844-253-1478. Thank you very much for your participation and have a great day/evening.

If No: How would you like to cast your vote on the proposals?

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is                     , a proxy voting specialist on behalf of Russell Investments.

Today’s date is                      and the time is                      Eastern Time.

Mr./Ms.                     , I have recorded your [repeat vote intention] vote, with respect to the proposals as set forth in the proxy materials you received and we will be mailing you a written confirmation of your vote within 72 hours.

Russell Investments

Inbound Script

Meeting Date: November 3, 2014

Toll Free #: (844) 253-1478

If you wish to make any changes you may contact us by calling 1-844-253-1478. Thank you very much for your participation and have a great day/evening.

IF NO:

How may I help you today? (Go to Q&A in the proxy statement to answer any questions.)

If a non-proxy related question, respond:

Mr./Ms.                     . I apologize I do not have access to that information; please feel free to call Russell Investments directly at 1-800-787-7354.

IF NOT SURE HOW TO VOTE:

You may cast a FOR vote, an AGAINST Vote or an ABSTAIN vote on a proposal.

How would you like to cast your vote on the proposals?

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is                     , a proxy voting specialist on behalf of Russell Investments.

Today’s date is                      and the time is                      Eastern Time.

Mr./Ms.                     , I have recorded your vote to (repeat vote intention) with respect to the proposals as set forth in the proxy materials you received. We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling (844) 253-1478. Thank you very much for your time and your vote. We hope you have a great day/evening.

What am I being asked to vote on?

Proposal 1:

Approval of a new investment advisory agreement between the Fund and Russell Investment Management Company, the Fund’s current investment adviser (who is referred to as “RIMCo”) , as a result of a transaction involving the sale of RIMCo’s parent company. This agreement is referred to as the “Post-Transaction Agreement”.

Russell Investments

Inbound Script

Meeting Date: November 3, 2014

Toll Free #: (844) 253-1478

Proposal 2 [Applicable to all RIC & RIF Funds, except RIC Russell Strategic Call Overwriting Fund, Select U.S. Equity Fund, and Select International Equity Fund. Not applicable to RET.]:

Approval of a new investment advisory agreement between the Fund and RIMCo that reflects updated terms and, if approved by shareholders, will go into effect in lieu of the Post-Transaction Agreement following the transaction or, if the transaction is not consummated, will replace the Fund’s existing investment advisory agreement.

Closing:

Again, my name is                     , a proxy voting specialist on behalf of Russell Investments.

If you wish to make any changes you may contact us by calling 1-844-253-1478. Thank you very much for your participation and have a great day/evening.

Russell Investment Company / Russell Exchange Traded Funds Trust

Outbound Script

Meeting Date: November 3, 2014

Toll Free #: (844) 253-1478

Hello, is Mr./Ms.                      available?

IF YES:

Hi Mr./Ms.                     , my name is                      and I am calling on a recorded line on behalf of your investment in the Russell Investment Company [or Russell Exchange Traded Funds Trust]. The fund sent you proxy materials requesting that you vote your shares prior to the upcoming Special Shareholder meeting scheduled to be held on November 3, 2014.

Your Board of Trustees has recommended you vote for all of the proposals, and we are calling to ask if you would like to vote along with the recommendations of your board.

IF Shareholder NOT AVAILABLE:

Is there a better time to reach Mr./Ms.                    ? (IF YES) Make note & set up call back time.

IF YES:

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is                     , a proxy voting specialist on behalf of Russell Investment Company [or Russell Exchange Traded Funds Trust].

Today’s date is                      and the time is                      Eastern Time.

Mr./Ms.                     , I have recorded your [FOR] vote, in accordance with the Board’s recommendation with respect to the proposals as set forth in the proxy materials you received.

We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling (844) 253-1478, Monday-Friday 9am-6pm EST. Thank you very much for your time and your vote. We hope you have a great day/evening.

IF NO:

How would you like to cast your vote on the proposals?

Thank you. For the record, would you please state your full name and mailing address?

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Russell Investment Company / Russell Exchange Traded Funds Trust

Outbound Script

Meeting Date: November 3, 2014

Toll Free #: (844) 253-1478

Again, my name is                     , a proxy voting specialist on behalf of Russell Investment Company [or Russell Exchange Traded Funds Trust].

Today’s date is                      and the time is                      Eastern Time.

Mr./Ms.                     , I have recorded your [repeat vote intention] vote, with respect to the proposals as set forth in the proxy materials you received and we will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling (844) 253-1478, Monday-Friday 9am-6pm EST. Thank you very much for your time and your vote. We hope you have a great day/evening.

IF NOT SURE HOW TO VOTE:

You may cast a FOR vote, an AGAINST vote or an ABSTAIN vote on a proposal.

How would you like to cast your vote on the proposals?

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is                     , a proxy voting specialist on behalf of Russell Investment Company [or Russell Exchange Traded Funds Trust].

Today’s date is                      and the time is                      Eastern Time.

Mr./Ms.                     , I have recorded your vote to (repeat vote intention) with respect to the proposals as set forth in the proxy materials you received. We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling (844) 253-1478 Monday-Friday 9am-6pm EST. Thank you very much for your time and your vote. We hope you have a great day/evening.

What am I being asked to vote on?

Proposal 1:

Approval of a new investment advisory agreement between the Fund and Russell Investment Management Company, the Fund’s current investment adviser (who is referred to as “RIMCo”), as a result of a transaction involving the sale of RIMCo’s parent company. This agreement is referred to as the “Post-Transaction Agreement”.

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Russell Investment Company / Russell Exchange Traded Funds Trust

Outbound Script

Meeting Date: November 3, 2014

Toll Free #: (844) 253-1478

Proposal 2 [Applicable to all RIC Funds, except RIC Russell Strategic Call Overwriting Fund, Select U.S. Equity Fund, and Select International Equity Fund. Not applicable to RET.]:

Approval of a new investment advisory agreement between the Fund and RIMCo that reflects updated terms and, if approved by shareholders, will go into effect in lieu of the Post-Transaction Agreement following the transaction or, if the transaction is not consummated, will replace the Fund’s existing investment advisory agreement.

If materials not received:

I can resend the materials to you. Do you have an email address this can be sent to?

(IF YES: Type email addresses in the notes and read it back phonetically to the shareholder)

(IF NO: Continue with standard script) Can you please verify your mailing address? (Verify entire address, including street name, number, town, state & zip)

Thank you. You should receive these materials shortly. Included in the email will be instructions to inform you of the methods available to you to cast your vote, one of which is to call us back at (844) 253-1478 Monday-Friday 9am-6pm EST.

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